Exhibit 99.B(a)(27)

ING SERIES FUND, INC.

ARTICLES OF AMENDMENT

Effective Date:  December 31, 2004

ING SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:                                                        The Corporation desires to, and does hereby, amend its charter (the “Charter”) as currently in effect.

SECOND:                                        The following Series is hereby dissolved:  ING Classic Principal Protection Fund II.

THIRD:                                                     The Sixth provision of the Charter is hereby deleted and replaced in its entirety by the following:

Sixth:               Of the 16,000,000,000 Shares which the Corporation has authority to issue, 14,400,000,000 Shares have been and are hereby designated and classified into the following series (each a “Series”) and classes of series (each a “Class”):

Name of Series	Name of Class of Series	Number of Shares Allocated

ING Aeltus Money Market Fund	Class A	1,000,000,000
	Class B	1,000,000,000
	Class C	1,000,000,000
	Class I	1,000,000,000
	Class O	1,000,000,000

ING Balanced Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated

	Class I	100,000,000
	Class O	100,000,000

ING Classic Principal Protection Fund III	Class A	100,000,000
	Class B	100,000,000

ING Classic Principal Protection Fund IV	Class A	100,000,000
	Class B	100,000,000

ING Equity Income Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000

ING Global Science and Technology Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000

ING Government Fund	Class A	100,000,000
	Class B	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated

	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000

ING Growth Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000

ING Index Plus LargeCap Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
	Class R	100,000,000

ING Index Plus MidCap Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated

	Class O	100,000,000
	Class R	100,000,000

ING Index Plus Protection Fund	Class A	100,000,000
	Class B	100,000,000

ING Index Plus SmallCap Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
	Class R	100,000,000

ING International Growth Fund	Class A	200,000,000
	Class B	200,000,000
	Class C	200,000,000
	Class I	200,000,000
	Class O	200,000,000

ING Small Company Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated

	Class I	100,000,000
	Class O	100,000,000

ING Strategic Allocation Balanced Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000

ING Strategic Allocation Growth Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000

ING Strategic Allocation Income Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000

ING Value Opportunity Fund	Class A	100,000,000
	Class B	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated

	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000

Brokerage Cash Reserves		1,000,000,000

FOURTH:                                       The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and is limited to changes expressly permitted by § 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

FIFTH:                                                       The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

SIXTH:                                                       The undersigned Executive Vice President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and states to the best of his knowledge, information, and belief that the matters and facts set forth in these Articles with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its Executive Vice President and attested to by its Secretary on December 31, 2004.

WITNESS:		ING Series Fund, Inc.

/s/ Theresa K. Kelety		/s/ Michael J. Roland
Name:	Theresa K. Kelety	Name:	Michael J. Roland
Title:	Secretary	Title:	Executive Vice President and
Chief Financial Officer